FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of April 16, 2022 (the “Effective Date”) by and between AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP, a Minnesota limited partnership, as to an undivided 28% interest, and AEI INCOME & GROWTH FUND 25 LLC, a Delaware limited liability company, as to an undivided 72% interest, together as tenants-in-common (collectively, “Seller”) and ERIC HERMAN and MATT LOVETT (collectively, “Buyer”).

RECITALS

A.
Seller and Buyer entered into that certain Purchase and Sale Agreement dated March 3, 2022 (the “Agreement”).

B.
The parties desire to amend the terms of the Agreement as more particularly provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that, notwithstanding anything to the contrary contained in the Agreement, the Agreement shall be amended as set forth below.  Capitalized terms not defined herein shall have the same meaning assigned to them in the Agreement.

1.
Review Period.  The Review period shall end on May 25, 2022.

2.
Closing.  Closing shall occur on or before May 30, 2022.

3.
Lease.  The parties acknowledge and agree the Lease referenced in Section 3 of the Agreement between Seller, as landlord, and The Music House, LLC and Ricardo A. Barclay, collectively as tenant, is no longer effective, and the Property will be conveyed at Closing free and clear of any existing leases or tenancies.

4.
Full Force and Effect.  Except as specifically amended herein, the Agreement remains in full force and effect and is hereby ratified by Seller and Buyer.  In the event that any of the terms or conditions of the Agreement conflict with this Amendment, the terms and conditions of this Amendment shall control.  Any references to the Agreement made in any closing documents or instruments delivered at closing shall be deemed to mean the Agreement as amended hereby.

5.
Counterparts.  This Amendment may be executed in any number of counterparts, all of which, when taken together, shall constitute one and the same instrument.  A facsimile or electronic copy of this Amendment shall be deemed an original for all relevant purposes.

[SIGNATURE PAGE FOLLOWS]

1600 S. Grand Hwy, Clermont, FL

IN WITNESS WHEREOF, the Seller and Buyer have executed this Agreement to be effective as of the Effective Date.

SELLER:

AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP,
a Minnesota limited partnership

By:
AEI Fund Management XXI, Inc.
a Minnesota corporation
its Corporate General Partner

By: _/s/ Kyle Hagen_______________
Name: Kyle Hagen
Title: Chief Investment Officer
Date: April 16, 2022

AEI INCOME & GROWTH FUND 25 LLC,
a Delaware limited liability company

By:
AEI Fund Management XXI, Inc.
a Minnesota corporation
its Managing Member

By: _/s/ Kyle Hagen_______________
Name: Kyle Hagen
Title: Chief Investment Officer
Date: April 16, 2022

BUYER:

ERIC HERMAN

By: _/s/ Eric Herman_________________
Name: Eric Herman
Date: __April 18, 2022_______________

MATT LOVETT

By: ___/s/ Matt Lovett_______________
Name: Matt Lovett
Date: __April 18, 2022_______________

1600 S. Grand Hwy, Clermont, FL